PUTNAM EUROPE GROWTH FUND (the "fund")

                Prospectus Supplement dated August 18, 1997
                   to Prospectus dated October 30, 1996

The third paragraph under the heading "How the fund is managed" is replaced with the following:

The following officers of Putnam Investment Management, Inc.
("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                                        Business Experience
                        Year             (at least 5 years)
                        ----         -------------------------

Justin M. Scott         1990         Employed as an investment
Managing Director                    professional by Putnam
                                     Management since 1988.

Omid Kamshad            1996         Employed as an investment
Senior Vice President                     professional by Putnam
                                          Management since 1996.
                                          Prior to January, 1996,
Mr.
                                          Kamshad was Director of
                                          Investments at Lombard
                                          Odier International and
                                          prior to April, 1995,
he
                                          was Director at Baring
                                          Asset Management
Company.

Mark D. Pollard         1995         Employed as an investment
Senior Vice President                professional by Putnam
                                     Management since 1990.


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